SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON, D.C.  20549


                                  FORM 8-K

                               CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported):  November 14, 1994

                        PETRIE STORES CORPORATION
            (Exact Name of Registrant as Specified in Charter)

      New York                     1-6166              36-213-7966
 (State or Other Jurisdiction of (Commission)       (I.R.S. Employer
 Incorporation)                  File Number)       Identification No.)

   70 Enterprise Avenue, Secaucus, New Jersey                           07084
   (Address of Principal Executive Offices)                         (Zip Code)

   Registrant's telephone number, including area code          (201) 866-3600

                                    N/A
    (Former Name or Former Address, if Changed Since Last Report)

                     INDEX TO EXHIBITS APPEARS ON PAGE 5

          Item 4.   Changes in Registrant's Certifying Accountant.

               David Zack, a retired partner in David Berdon & Co. ("David Berdon"), the independent auditors of Petrie Stores Corporation (the "Company"), has been appointed as an executor of the Estate of Milton Petrie. As a result, David Berdon may no longer be deemed independent and, on November 14, 1994, the Audit Committee and the Company's Board of Directors approved the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending January 28, 1995, to replace David Berdon.

               David Berdon's reports on the financial statements for the two most recent fiscal years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

               During the Company's two most recent fiscal years and the six month period ended July 30, 1994, the Company did not have any disagreements with David Berdon on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of David Berdon, would have caused David Berdon to make reference thereto in connection with its reports, nor did David Berdon advise the Company as to any "reportable events" as such term is defined in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission (the "Commission").

               During the two most recent fiscal years and the six month period ended July 30, 1994, the Company has not consulted with Ernst & Young LLP regarding any of the matters listed in Item 304(a)(2)(i)-(ii) of Regulation S-K of the Commission.

               The Company has requested David Berdon to furnish a letter addressed to the Commission stating whether it agrees with the above statements. A copy of the letter from David Berdon to the Commission, dated November 17, 1994, is filed as Exhibit 10.1 to this Report.

          Item 7.   Financial Statements, Pro Forma
                    Financial Information and Exhibits.

               (c)  Exhibits.

          Exhibit No.    Description
          10.1           Letter from David Berdon & Co. to the
                         Commission, dated as of November 17, 1994.


                               Signatures

                Pursuant to the requirements of the Securities
          Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

          Dated:  November 17, 1994

                                 PETRIE STORES CORPORATION
                                 By: /s/ Peter A. Left
                                    Name:  Peter A. Left
                                    Title: Vice Chairman, Chief
                                           Operating Officer,
                                           Chief Financial Officer
                                           and Secretary


                              Exhibit Index

                                                       Sequentially
                                                       Numbered
          Exhibit        Description                   Page

          10.1           Letter from David
                         Berdon & Co. to the Commission,
                         dated as of November 17,
                         1994.